Exhibit (23)
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                     Consent of Deloitte & Touche LLP
                           DELOITTE & TOUCHE LLP

                                               250 East Fifth Street
                                               Post Office Box 5340
                                               Cincinnati, Ohio 45201-5340
                                               Telephone: (513) 784-7100

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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We consent to the incorporation by reference in the following documents of our report dated August 10, 1995 (expressing an unqualified opinion and including an explanatory paragraph regarding the changes in accounting for other post retirement benefits and income taxes effective July 1, 1992), incorporated by reference in this Annual Report on Form 10-K of The Procter & Gamble Company for the year ended June 30, 1995.

1. Amendment No. 2, Post-Effective Amendment No. 2 to Registration Statement No. 33-26514 on Form S-8 for The Procter & Gamble 1983 Stock Plan;

2. Amendment No. 1 on Form S-8 to Registration Statement No. 33-31855 on Form S-4 (now S-8) for the 1982 Noxell Employees' Stock Option Plan and the 1984 Noxell Employees' Stock Option Plan;

3. Amendment No. 1, Post-Effective Amendment No. 1 to Registration Statement No. 33-32111 on Form S-3 for The Procter & Gamble Stock Investment Program;

4. Amendment No. 1, Post-Effective Amendment No. 1 to Registration Statement No. 33-48835 for The Procter & Gamble Company Debt Securities and Warrants;

5. Amendment No. 1, Post-Effective Amendment No. 1 to Registration Statement No. 33-49289 on Form S-8 for The Procter & Gamble 1992 Stock Plan;

6. Registration Statement No. 33-47656 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

7. Registration Statement No. 33-49081 on Form S-8 for The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan;

8. Registration Statement No. 33-49111 on Form S-3 for The Procter & Gamble Stock Investment Program;

9. Registration Statement No. 33-50273 on Form S-8 for The Procter & Gamble Commercial Company Employees' Savings Plan;

10. Registration Statement No. 33-51469 on Form S-8 for The Procter & Gamble 1993 non-employee Directors' Stock Plan;

11. Registration Statement No. 33-59257 on Form S-3 for The Procter & Gamble Company Shareholder Investment Program; and

12. Amendment No. 1 to Registration Statement No. 33-55471 on Form S-3 for The Procter & Gamble Company Debt Securities and Warrants.

/S/DELOITTE & TOUCHE LLP
September 12, 1995